                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES F. KEEN, CLYDE A. BILLINGS, JR., and TERESA A. ROSENGARTEN, jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, by First Tennessee National Corporation ("Corporation") relating to the issuance of 6,000,000 additional shares of the Corporation's Common Stock, par value $0.625 per share, pursuant to the First Tennessee National Corporation 1997 Employee Stock Option Plan ("Plan") and, further, to execute and sign any and all pre-effective and post-effective amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Signature                                      Title                                 Date
         ---------                                      -----                                 ----
 Ralph Horn                                 Chairman of the Board, President            December 31, 1998
----------------------------------          and Chief Executive Officer and a
Ralph Horn                                  Director (principal executive officer)

 Elbert L. Thomas, Jr.                      Executive Vice President and                December 31, 1998
----------------------------------          Chief Financial Officer
Elbert L. Thomas, Jr.                       (principal financial officer)

 James F. Keen                              Senior Vice President and                   December 31, 1998
----------------------------------          Controller (principal
James F. Keen                               accounting officer)

 Robert C. Blattberg                        Director                                    December 31, 1998
----------------------------------
Robert C. Blattberg

                                            Director                                    December   , 1998
----------------------------------                                                              ---
Carlos H. Cantu




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

 George E. Cates                            Director                                    December 31, 1998
----------------------------------
George E. Cates


 J. Kenneth Glass                           Director                                    December 31, 1998
----------------------------------
J. Kenneth Glass


 James A. Haslam, III                       Director                                    December 31, 1998
----------------------------------
James A. Haslam, III


 John C. Kelley, Jr.                        Director                                    December 31, 1998
----------------------------------
John C. Kelley, Jr.


 R. Brad Martin                             Director                                    December 31, 1998
----------------------------------
R. Brad Martin


 Joseph Orgill, III                         Director                                    December 31, 1998
----------------------------------
Joseph Orgill, III


  Vicki G. Roman                            Director                                    December 31, 1998
----------------------------------
Vicki G. Roman


 Michael D. Rose                            Director                                    December 31, 1998
----------------------------------
Michael D. Rose


 William B. Sansom                          Director                                    December 31, 1998
----------------------------------
William B. Sansom









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